Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 4 AND DIRECTION TO ADMINISTRATIVE AGENT

Dated as of May 17, 2006

TO

SECOND AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT

Dated as of December 22, 2004

(amending and restating the Amended and Restated Credit and
Guaranty Agreement, dated as of March 28, 2003),

among

RELIANT ENERGY, INC.,
as the Borrower,
The Other Loan Parties Referred To Herein,
as Guarantors,

The Other Lenders Party Hereto,

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

BARCLAYS BANK PLC and DEUTSCHE BANK SECURITIES INC.
as Syndication Agents,

and

GOLDMAN SACHS CREDIT PARTNERS L.P. and
MERRILL LYNCH CAPITAL CORPORATION
as Documentation Agents

AMENDMENT NO. 4 AND DIRECTION TO ADMINISTRATIVE AGENT

This Amendment No. 4 and Direction to Administrative Agent dated as of May 17, 2006 (this “Amendment”) is among RELIANT ENERGY, INC., a Delaware corporation (the “Borrower”), the other LOAN PARTIES referred to herein, as Guarantors, and each of the lenders listed on the signature pages to this Amendment (collectively, the “Lenders” and individually, a “Lender”).

INTRODUCTION

A.            The Borrower, the other Loan Parties referred to therein, BANK OF AMERICA, N.A., as Administrative Agent, BARCLAYS BANK, PLC and DEUTSCHE BANK SECURITIES INC., as Syndication Agents and GOLDMAN SACHS CREDIT PARTNERS L.P. and MERRILL LYNCH CAPITAL CORPORATION, as Documentation Agents (collectively, the “Agents”) and the Lenders are parties to the Second Amended and Restated Credit Agreement dated as of December 22, 2004 (as amended to date, the “Credit Agreement”).

B.            The Borrower, such other Loan Parties, the Agents and the Lenders wish to amend the Credit Agreement in certain respects as provided herein and direct the Administrative Agent to deliver an Act of Secured Debtholders in the form of the attached Exhibit A (the “Act of Secured Debtholders”).

THEREFORE, the Borrower, such other Loan Parties, the Agents and the Lenders hereby agree as follows:

Section 1.               Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.               Amendment.

(a)           In Section 1.1, the following new definition is added in alphabetical order:

“Designated Credit Facilities” has the meaning assigned to it in the Collateral Trust Agreement.

(b)           In Section 1.1, the definition of “Permitted Liens” is amended:

(i)            by deleting “and” at the end of clause (28);

(ii)           by substituting “; and” for the period at the end of clause (29); and

(iii)          by adding the following new clause (30) after clause (29):

(30)         Separate Collateral (as defined in the Collateral Trust Agreement) which secures on a pari passu basis the Credit Agreement Obligations, the Credit Agreement Obligations (as defined in the DB Credit Agreement), and any other Designated Credit Facilities.

(c)           The following new paragraph (f) is added to the end of Section 10.10 of the Credit Agreement:

(f)            Upon the receipt of any proceeds from the disposition of Separate Collateral in connection with the exercise of remedies, the Administrative Agent shall distribute to the administrative agent under each Designated Credit Facility a percentage of such proceeds equal to (i) the outstanding principal amount and all other amounts owing under such Designated Credit Facility on the date of such receipt divided by (ii) the sum of (A) the outstanding principal amount and all other amounts owing under all Designated Credit Facilities on the date of such receipt and (B) the Credit Agreement Obligations on the date of such receipt. The balance of such proceeds shall be distributed in accordance with Section 9.3 of this Agreement.

Section 3.               Act of Secured Debtholders. The Administrative Agent and the Collateral Agent are irrevocably authorized to deliver to the Collateral Trustee the Act of Secured Debtholders and to take all actions necessary or desirable to effect the amendment to the Collateral Trust Agreement and the Security Agreement described in the Act of Secured Debtholders.

Section 4.               Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders that:

(a)           The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided, that representations and warranties which have Material Adverse Effect qualifiers shall be true and correct in all respects to the extent such Material Adverse Effect qualifier is applicable thereto), and except that for purposes of this clause, the representations and warranties contained in clauses (a) and (b) of Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement;

(b)           (i) this Amendment has been duly executed and delivered by each Loan Party that is party thereto, (ii) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity, and (iii) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, where such Contractual Obligation (x) evidences Indebtedness of the Borrower or any of its Subsidiaries or (y) is identified in the exhibit list from time to time in filings made by the Borrower with the SEC as material to the Borrower, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject that could reasonably be expected to have a Material Adverse Effect; (c) violate any Law that could reasonably be expected to have a Material Adverse Effect; or (d) result in the creation of any Lien other than a Permitted Lien; and

(c)           as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.

Section 5.               Effectiveness. This Amendment shall become effective as of the date set forth above, and the Credit Agreement shall be amended as provided in this Amendment, when (a) the Borrower and each other Loan Party shall have delivered to the Administrative Agent originals of this Amendment, duly and validly executed by the Borrower and each such Loan Party, and (b) the Required Lenders shall have executed and delivered this Amendment without qualification to the Administrative Agent and the Borrower. The Administrative Agent will confirm in writing to the Borrower when conditions (a) and (b) have been satisfied.

Section 6.               Effect on Loan Documents.

(a)           Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents’ or Lenders’ rights under the Loan Documents, as amended.

(b)           This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7.               Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 8.               Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.

Remainder of page intentionally left blank

EXECUTED to be effective as of the date first above written.

RELIANT ENERGY, INC.

By:	/s/ Andrew Johannesen
Name:	Andrew Johannesen
Title:	Vice President and Assistant Treasurer

RELIANT ENERGY ASSET MANAGEMENT, LLC
RELIANT ENERGY BROADBAND, INC.
RELIANT ENERGY CALIFORNIA HOLDINGS, LLC
RELIANT ENERGY COMMUNICATIONS, INC.
RELIANT ENERGY COOLWATER, INC.
RELIANT ENERGY CORPORATE SERVICES, LLC
RELIANT ENERGY ELLWOOD, INC.
RELIANT ENERGY ETIWANDA, INC.
RELIANT ENERGY FLORIDA, LLC
RELIANT ENERGY KEY/CON FUELS, LLC
RELIANT ENERGY MANDALAY, INC.
RELIANT ENERGY NORTHEAST GENERATION, INC.
RELIANT ENERGY NORTHEAST HOLDINGS, INC.
RELIANT ENERGY ORMOND BEACH, INC.
RELIANT ENERGY POWER GENERATION, INC.
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY SABINE (TEXAS), INC.
RELIANT ENERGY SERVICES DESERT BASIN, LLC
RELIANT ENERGY SERVICES MID-STREAM, LLC
RELIANT ENERGY SEWARD, LLC
RELIANT ENERGY TRADING EXCHANGE, INC.
RELIANT ENERGY VENTURES, INC.
RELIANT ENERGY WHOLESALE GENERATION, LLC

By:	/s/ Andrew Johannesen
Name:	Andrew Johannesen
Title:	Assistant Treasurer of the corporations and limited liability companies, and of the general partners of the limited partnerships, listed above

RELIANT ENERGY SERVICES, INC.

By:	/s/ Andrew Johannesen
Name:	Andrew C. Johannesen
Title:	Vice President and Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC
RELIANT ENERGY ELECTRIC SOLUTIONS, LLC
RELIANT ENERGY SOLUTIONS EAST, LLC

By:	/s/ Lloyd A. Whittington
Name:	Lloyd A. Whittington
Title:	Vice President and Treasurer of the
limited	liability companies listed above

RELIANT ENERGY CAPTRADES HOLDING CORP.
RELIANT ENERGY SABINE (DELAWARE), INC.

By:	/s/ Patricia F. Genzel
Name:	Patricia F. Genzel
Title:	President

BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

By:	/s/ Maria A. McClain
Name:	Maria A. McClain
Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ John Reed
Name:	John Reed
Title:	Director

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

PROTECTIVE LIFE INSURANCE COMPANY

By:		/s/ Diane S. Griswold
Name:		Diane S. Griswold
Title:		AVP

ADDISON CDO, LIMITED
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

CLARENVILLE CDO, SA
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

GLOBAL ENHANCED LOAN FUND S.A.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

HIGHLAND ENHANCED VARIABLE RATE FUND LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

LOAN FUNDING III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

MICROSOFT GLOBAL FINANCE, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Northern Trust Company in the Nominee Name of How & Co.

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PACIFIC SELECT MANAGED BOND FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Northern Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING RATE INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PIMCO FLOATING RATE STRATEGY FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

GLOBAL STOCKSPLUS INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PRUDENTIAL SERIES FUND INCORPORATED
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through State Street Bank and Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

PVIT HIGH YIELD BOND PORTFOLIO
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

SOUTHPORT CLO, LIMITED
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

WAVELAND – INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

WRIGLEY CDO, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
	Name:	Mohan V. Phansalkar
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Vanessa E. Marling
Name:	Vanessa E. Marling
Title:	Vice President

MERRILL LYNCH CREDIT PRODUCTS, LLC

By:	/s/ Neyda Darias
Name:	Neyda Darias
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ Carol J. E. Feeley
Name:	Carol J. E. Feeley
Title:	Vice President

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

WIND RIVER CLO II – TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

	By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

LAGUNA FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

KC CLO II PLC

By:	/s/ Lincoln Burkitt
Name:	Lincoln Burkitt
Title:	Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS LP

By:	/s/ Philip F. Green
Name:	Philip F. Greene
Title:	Authorized Signatory

ERSTE BANK DER OESTERREICHISCHEN
SPARKASSEN AG

By:	/s/ Bryan J. Lynch
Name:	Bryan J. Lynch
Title:	First Vice President

By:	/s/ Patrick W. Kunkel
Name:	Patrick W. Kunkel
Title:	Director

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, LTD.
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO.
By:	Boston Management and Research as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME
TRUST
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By:	Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND
LTD.
By:		Eaton Vance Management as Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

DBAG LONDON

By:	/s/ Karim Flitti
Name:	Karim Flitti
Title:	Director

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Rainer Meier
Name:	Rainer Meier
Title:	Vice President

SIERRA CLO I, LTD

By:	/s/ John M. Casperian
Name:	John M. Casperian
Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

SIERRA CLO II, LTD

By:	/s/ John M. Casperian
Name:	John M. Casperian
Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

BANK OF AMERICA, N.A.

By:	/s/ Michael S. Roof
Name:	Michael S. Roof
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Kevin Bertelsen
Name:	Kevin Bertelsen
Title:	Senior Vice President

BIRCHWOOD FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

ATLAS LOAN FUNDING 2, LLC,
By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC Its Investment Manager

	By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WB LOAN FUNDING 4, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

AMEGY BANK

By:	/s/ Laif Afseth
Name:	Laif Afseth
Title:	Senior Vice President

CPL CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR CPL CFPI LOAN FUNDING LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-Fact

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

EXHIBIT A

ACT OF SECURED DEBTHOLDERS

May 17, 2006

Wachovia Bank, National Association

as Collateral Trustee

At the address specified in

the Collateral Trust Agreement

RE:          Act of Secured Debtholders

Reference is made to (1) the Collateral Trust Agreement dated as of July 1, 2003 (as amended, supplemented, or otherwise modified to the date hereof, the “Collateral Trust Agreement”) made by and among Reliant Energy, Inc. (the “Company”), the other Grantors referred to therein, and Wachovia Bank, National Association (the “Collateral Trustee”) and (2) the Credit Agreement, as defined in the Collateral Trust Agreement, which currently is the Second Amended and Restated Credit and Guaranty Agreement dated as of December 22, 2004 (the Credit Agreement, as so amended and restated and as has been and may be further amended, restated,  modified, or renewed being sometimes referred to as the “Second A&R Credit Agreement”) among the Company, the other Loan Parties referred to therein, as Guarantors, each Lender that is a Party thereto, Bank of America, N.A., as Administrative Agent (and therefore as Credit Agreement Agent for the purposes of the Collateral Trust Agreement), and the other agents named therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings specified by the Collateral Trust Agreement.

Act of Secured Debtholders

Pursuant to Sections 2.03(f) and 9.01(a) of the Collateral Trust Agreement, the Credit Agreement Agent acting with the authorization of the Required Lenders and with the intent of being an Act of Secured Debtholders for all purposes hereby directs the Collateral Trustee to take and direct the taking by any agent, co-agent, sub-agent, trustee, co-trustee, sub-trustee or the like for the Collateral Trustee of, as applicable, to amend the Collateral Trust Agreement and the Security Agreement by executing and delivering the First Amendment to Collateral Trust Agreement and Second Amendment to Security Agreement in the form of the attached Exhibit A.

Authority

Under the definition of “Act of Secured Debtholders,” at any time when no Actionable Default Period is continuing the Required Lenders may provide a direction in writing to the Collateral Trustee as an Act of Secured Debtholders.

Under the definition of “Required Lenders,” the Credit Agreement Agent may act on behalf of the Required Lenders upon authorization from the Required Lenders under the Credit Agreement. Such authorization for this Act of Secured Debtholders is provided in Section 10.10(a)(i)(E) of the Second A&R Credit Agreement and the Amendment No. 4 and Direction to Administrative Agent dated as of May 17, 2006 to the Second A&R Credit Agreement. The actions requested in this Act of Secured Debtholders shall be taken by the Collateral Trustee, subject to certain restrictions therein, under Sections 2.03(f), 4.01(a), and 9.01(a) of the Collateral Trust Agreement.

Further Documentation

The Credit Agreement Agent hereby directs the Collateral Trustee to execute and deliver, and to cause each applicable agent, co-agent, sub-agent, trustee, co-trustee, sub-trustee or the like for the Collateral Trustee to execute and deliver, as applicable, releases, terminations, filings, amendments, supplements, modifications, and other documents and agreements, and take other related action, in each case to the extent contemplated in this Act of Secured Debtholders.

[The remainder of this page is left blank intentionally.]

If you have any questions or concerns, please contact Andrew Mattei, Esq., of Mayer, Brown, Rowe & Maw at 212-506-2572.

Sincerely,

Bank of America, N.A., as Administrative
Agent

By:
Name:
Title: